UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 9, 2009.

TAI PAN HOLDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53148	26-0904488
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 S Lake Ave., Suite 208, Pasadena, CA 91101
(Address of principal executive offices)(Zip Code)

(626) 577-8300
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In order to reflect the future business activities, on September 9, 2009 the Board of Directors of the Company passed a unanimous written consent to change the Company’s name to “Maxsys Holdings, Inc.”.  The Certificate of Amendment of Certificate of Incorporation had been filed with the Secretary of State of Delaware on September 9, 2009. The Company also has notified and submitted the application of name change with SEC on September 11, 2009.  Hereto, all future filing of the Company with SEC will be in the name of Maxsys Holdings, Inc. and shall replace the former name of Tai Pan Holding, Inc.

(c) Exhibits

Exhibit No.	Description

99.1	Unanimous Written Consent of the Board of Directors, approving to change the Company’s name to “Maxsys Holdings, Inc.”
99-2	Certificate of Amendment of Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAI PAN HOLDING, INC.
Dated: September 11, 2009	By:	/s/ Cheng Yu Wang
Cheng Yu Wang
Title: CFO and Secretary

EXHIBIT INDEX
Exhibit No.	Description

99.1	Unanimous Written Consent of the Board of Directors and Majority Shareholders, approving the merger between the Company and Tai Pan Holding, Inc.
99-2	Certificate of Amendment of Certificate of Incorporation